FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2025
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

2025 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

Stock Data (12/31/25)
NYSE Symbol	ADX
Market Price	$23.32
52-Week Range	$16.51 – $23.85
Discount	5.7%
Shares Outstanding	122,535,119

Summary Financial Information
Year Ended December 31,	2025	2024
Net asset value per share (NASDAQ: XADEX)	$24.72	$22.64
Total net assets	3,028,642,556	2,662,523,552
Average net assets	2,799,184,400	2,744,961,718
Unrealized appreciation on investments	1,575,930,856	1,284,348,246
Net investment income	19,164,597	19,237,126
Net realized gain (loss)	169,901,569	296,517,885
Total return (based on market price)	25.7%	28.1%
Total return (based on net asset value)	18.9%	23.6%
Ratio of expenses to average net assets	0.49%	0.56%
Annual distribution rate	8.1%	10.9%
2025 Dividends and Distributions
Paid	Amount (per share)	Type
February 28, 2025	$0.31	Long-term capital gain
February 28, 2025	0.12	Short-term capital gain
February 28, 2025	0.04	Investment income
May 30, 2025	0.42	Long-term capital gain
May 30, 2025	0.04	Investment income
August 28, 2025	0.42	Long-term capital gain
August 28, 2025	0.04	Investment income
December 23, 2025	0.42	Long-term capital gain
December 23, 2025	0.04	Investment income
	$1.85
2026 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 16, 2026
Time: 10:00 a.m.

Letter to Shareholders from
our Portfolio Managers

Dear Fellow Shareholders,
For the third consecutive year, the S&P 500 Index notched a double-digit gain in 2025, something that had occurred only six previous times since 1940. The Index has delivered an impressive annualized return of 23.0% over the last three years, even though it has often felt like scaling a wall of worry amid persistently high uncertainty. Despite all the record highs achieved along the way, 2025 was no exception, reminding investors that markets rarely move in straight lines.
This year was full of challenges and surprises. In late January, Chinese start-up DeepSeek’s breakthrough Artificial Intelligence (AI) model sparked fears of a spending bubble and raised questions about whether U.S. tech giants could maintain their competitive edge. The decline in AI stocks, coupled with softer economic data and cautious corporate outlooks, led to rising fears of a possible recession.
Tariff and trade tensions escalated in March, culminating in President Trump’s April 2 “Liberation Day” announcement of sweeping tariffs on imports for much of the world, with particularly steep rates aimed at China. The news sent shockwaves through global markets, resulting in the S&P 500 declining 19% from its February highs. However, the market quickly regained its footing and rallied almost 40% from its April lows
“Our Fund generated an 18.9% total return on net asset value during the year, outpacing the 17.9% gain for the S&P 500. Our total return on market price was 25.7%.”

through the rest of the year supported by favorable negotiations that resulted in lower tariffs than initially feared, strong corporate earnings, and positive economic data.
Our Fund generated an 18.9% total return on net asset value during the year, outpacing the 17.9% gain for the S&P 500. Our total return on market price was 25.7%. We distributed $221 million to our shareholders in 2025, representing an 8.1% annual distribution rate and exceeding our 8% annual commitment.
2025 Market Recap
The first quarter of 2025 saw the AI-fueled “Magnificent 7” lose more than $2 trillion in market value as the S&P 500 snapped a streak of five positive quarters, falling 4.3%. In addition to growing concerns about AI spending, inflation worries driven by potential tariffs and trade wars and some fears of a broader economic slowdown also weighed on the market.
To kick off the second quarter, the S&P fell more than 10% in the 48 hours following the Liberation Day tariff announcement. Shortly thereafter—amid heightened geopolitical tensions, concerns about a rapidly rising federal deficit, and signs of weakening consumer confidence—U.S. gross domestic product data showed the first quarterly contraction since early 2022. While it seemed that investor sentiment may have finally turned sour, investors did not panic. From its low on April 8th to the end of the first half, the S&P 500 climbed more than 20%, finishing with a 6.2% first-half gain, as earnings strength continued to provide underlying support for the market.
Despite an uptick in inflation, some weakness in labor market and housing data, uncertainty around tariffs, and the U.S. Federal Reserve’s (Fed’s) path forward for interest rates, markets continued to rally in the third quarter. The Fed made the first of three interest rate cuts in September and the AI theme reasserted itself as a positive driver of growth. There was also some broadening in the market with small-capitalization stocks outpacing their larger peers. The Russell 2000 outpaced the S&P 500 during the third quarter and recorded its first all-time high since 2021.
Relative to the first nine months of the year, the final quarter of 2025 was more subdued. Resilient corporate earnings and economic data, combined with continued AI enthusiasm and additional rate cuts, led to the S&P

Letter To Shareholders (continued)

500 closing the year with a 2.7% gain in the fourth quarter. Value stocks outperformed their growth counterparts in another sign of a broadening market, although growth held the edge across the full year.
Commodities were led throughout the year by the persistent strength in gold and other precious metals, which repeatedly set record highs. Gold surged 64% during the year, while silver climbed 148%, the strongest annual gains for each since 1979. Copper also reached new highs in December, finishing the year up more than 33%. Demand for copper was driven by increasing demand for electricity, bolstered by the rapid expansion of AI data centers. West Texas Intermediate (WTI) crude oil, by contrast, fell 7.9% in the fourth quarter and nearly 20% for 2025, pressured by the return of previously curtailed OPEC+ production and rising output from non-OPEC producers, which offset some price spikes linked to geopolitical tensions.
Portfolio Performance
Our Fund advanced 18.9% on net asset value in 2025, compared to a 17.9% return for the S&P 500 and a 16.2% return for our peer group, the Morningstar U.S. Large Blend Category.
The Fund outperformed the Index across eight of the eleven sectors in 2025. Positive contributions from the four smallest sectors —Real Estate, Materials, Utilities, and Energy—may have seemed minor on their own, but together, those small wins made a difference, adding 35 basis points of excess return for the year. The largest contributors to our outperformance were Health Care, Financials, and Consumer Staples. The only notable detractor from relative performance was the Information Technology (IT) sector, which impacted the Fund by 14 basis points.
Stock selection in Health Care was a key driver of outperformance, as our holdings returned 19.4% versus 14.6% for the benchmark. Drug distributor Cencora saw strong revenue growth, driven by robust demand and sales growth for higher-margin specialty medications, including its diabetes and weight loss drugs. Leading pharmaceutical company, Merck & Co. benefitted from favorable Medicare drug price negotiations during the fourth quarter that removed drug pricing concerns. Merck remains well positioned to leverage its franchise cancer drug Keytruda while a favorable pipeline of drugs in development offers long-term opportunity.
The Fund’s holdings in the Financials sector increased 17.7%, beating the sector’s benchmark return of 15.0%, with the outperformance driven by our exposure to capital markets, a benign credit environment, and a steepening yield curve. The three largest contributors were Goldman Sachs Group, which has extensive capital markets exposure, JPMorgan Chase, a diversified bank with exposure to all three performance drivers noted above, and Capital One Financial, a leading credit card company, which benefitted from the strong credit environment and its acquisition of Discover Financial Services.
Finally, Consumer Staples was a key contributor to the portfolio’s relative performance. A large contributor to the sector’s outperformance was tobacco giant Philip Morris International which continued to benefit from growth in its smoke-free products, robust pricing, and disciplined cost management. The addition of discount retailer Dollar General to the portfolio in the fourth quarter proved to be quite positive as a strong earnings report was the catalyst for the stock’s 33.3% gain after being added to the portfolio in November. The company’s strategic pricing initiatives and private-label offerings attracted cost-conscious consumers amid a challenging economic backdrop.
The IT sector was the only sizeable detractor during the year although the sector’s return only modestly unperformed its benchmark, 23.7% vs. 24.0% for the Index. Within the sector, AI expectations had a material impact on the divergence in performance between semiconductors and software stocks, the perceived winners and losers from AI spending, respectively. Our position in Lam Research, a leading semiconductor equipment provider, was the largest contributor to performance as demand to build AI-related chip capacity broadened out to include memory and equipment. Conversely, our software holdings were impacted by concerns that AI would change the way software was created and sold. Despite reported results that met or exceeded expectations, several of our software holdings declined meaningfully during the year, notably Salesforce, which we continued to hold in the portfolio, and Atlassian and ServiceNow, which we exited during the year.

Letter To Shareholders (continued)

Outlook for 2026
The market’s three-year rise has featured all kinds of stops and starts: everything from high levels of exuberance to fears of a recession, and from excitement about rising productivity driven by AI to worries about the impact of tariffs and other unpredictable policy moves from both the Trump administration and the Fed. Through it all, the market persevered.
There are, as always, plenty of things to worry about. There are also reasons for optimism, including likely higher tax refunds for consumers. For businesses, potential tax cuts and improved expensing rules for capital investments could boost corporate cash flows and incentivize spending on technology and infrastructure. Finally, 2026 will include the World Cup being held in North America and the celebration of our nation’s 250th anniversary, both of which will likely stimulate consumer spending.
What has given us comfort in the past and helps to underpin our optimism for the coming year is the continuing strength in corporate earnings growth. Earnings have shown remarkable resilience across the three-year bull market. Despite periods of volatility and shifting macro conditions, companies consistently delivered upside surprises, supported by disciplined cost management and strategic investment. Looking ahead to 2026, that foundation remains intact.
Whatever happens, we will continue to invest in quality companies at attractive valuations, with an appropriate focus on risk management. We remain focused on businesses with strong balance sheets, recurring revenues, and proven capital allocation strategies, which we believe compounds value across market cycles. This grounded approach has served us well across many market environments, and we believe it will continue to do so as we face whatever challenges 2026 might present.
We appreciate your trust and look forward to the year ahead.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	D. Cotton Swindell, CFA President
January 23, 2026

Investment Growth

(unaudited)
The following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmark over the past 10 years with dividends and distributions reinvested. All Fund distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/25
	Years
	1	3	5	10
ADX Market Price	25.7%	28.3%	17.1%	16.6%
S&P 500 Index	17.9%	23.0%	14.4%	14.8%
Morningstar U.S. Large Blend Category	16.2%	21.1%	13.0%	13.5%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2025
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
NVIDIA Corporation	$238,458,900	7.9%
Apple Inc.	221,946,504	7.3
Microsoft Corporation	199,299,802	6.6
Alphabet Inc. Class A	167,611,500	5.5
Amazon.com, Inc.	126,835,590	4.2
Broadcom Inc.	91,785,720	3.0
Meta Platforms, Inc. Class A	75,646,314	2.5
JPMorgan Chase & Co.	66,655,396	2.2
Adams Natural Resources Fund, Inc.*	55,930,158	1.8
Eli Lilly and Company	55,204,162	1.8
	$1,299,374,046	42.8%

*
Non-controlled affiliated closed-end fund

Sector Weightings as a Percent of Net Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,388,462,495)	$2,951,092,383
Non-controlled affiliate (cost $42,428,913)	55,930,158
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $24,592,235)	24,596,225	$3,032,084,766
Cash		270,936
Dividends receivable		1,726,638
Prepaid expenses and other assets		5,021,852
Total Assets		3,039,104,192

Liabilities
Net unrealized loss on open total return swap agreements* (note 4)		520,267
Due to officers and directors (note 8)		4,435,258
Accrued expenses and other liabilities		5,506,111
Total Liabilities		10,461,636
Net Assets		$3,028,642,556

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 122,535,119 shares (includes 11,231 deferred stock units) (note 7)		$122,535
Additional capital surplus		1,449,319,063
Total distributable earnings (loss)		1,579,200,958
Net Assets Applicable to Common Stock		$3,028,642,556
Net Asset Value Per Share of Common Stock		$24.72

*
See Schedule of Investments beginning on page 18.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2025
Investment Income
Income:
Dividends (includes $1,357,560 from affiliates)	$32,189,815
Other income	600,859
Total Income	32,790,674
Expenses:
Investment research compensation and benefits	7,170,794
Administration and operations compensation and benefits	3,060,964
Occupancy and other office expenses	848,255
Investment data services	823,058
Directors’ compensation	370,250
Shareholder reports and communications	379,827
Transfer agent, custody, and listing fees	351,015
Accounting, recordkeeping, and other professional fees	403,531
Insurance	283,484
Audit and tax services	151,333
Legal services (net of insurance recoveries of $474,061)	(216,434)
Total Expenses	13,626,077
Net Investment Income	19,164,597

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	167,239,293
Net realized gain (loss) on total return swap agreements	(952,400)
Net realized gain distributed by non-controlled affiliate	3,614,676
Change in unrealized appreciation on investments (includes $66,061 from affiliates)	292,102,877
Change in unrealized appreciation on total return swap agreements	(520,267)
Net Gain (Loss)	461,484,179
Change in Net Assets from Operations	$480,648,776
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2025	2024
From Operations:
Net investment income	$19,164,597	$19,237,126
Net realized gain (loss)	169,901,569	296,517,885
Change in unrealized appreciation	291,582,610	233,811,867
Change in Net Assets from Operations	480,648,776	549,566,878

Distributions to Shareholders from: Total distributable earnings	(221,014,973)	(282,402,213)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	106,485,201	123,709,797
Cost of shares purchased (note 5)	—	(278,744,260)
Change in Net Assets From Capital Share Transactions	106,485,201	(155,034,463)
Total Change in Net Assets	366,119,004	112,130,202

Net Assets:
Beginning of year	2,662,523,552	2,550,393,350
End of year	$3,028,642,556	$2,662,523,552
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those including companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,572,684 shares of PEO, a non-diversified, closed-end investment company, representing 9.4% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At December 31, 2025, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio and are initially recorded as a distribution from total distributable earnings and reclassified to distributions from income and capital gains at

Notes To Financial Statements (continued)

the end of the tax year, based on the Fund’s total taxable income and realized capital gains for the full year. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2025, shared expenses totaled $17,645,194, of which $4,017,574 and $1,543 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2025.
Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objectives. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and are used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

Notes To Financial Statements (continued)

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2025, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$3,007,022,541	$—	$—	$3,007,022,541
Other investments	—	—	466,000	466,000
Short-term investments	24,596,225	—	—	24,596,225
Total investments	$3,031,618,766	$—	$466,000	$3,032,084,766
Liabilities:
Total return swap agreements*	$—	$(520,267)	$—	$(520,267)
* Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2024				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at December 31, 2025				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2025, the identified cost of securities for federal income tax purposes was $1,455,952,926 and net unrealized appreciation aggregated $1,576,131,839, consisting of gross unrealized appreciation of $1,610,313,046 and gross unrealized depreciation of $34,181,207.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2025, are reclassified in the capital accounts

Notes To Financial Statements (continued)

of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2025 and December 31, 2024 were classified as ordinary income of $33,934,407 and $53,969,713, respectively, and long-term capital gain of $187,098,080 and $228,562,016, respectively. The tax basis of distributable earnings at December 31, 2025 was $1,872,600 of undistributed ordinary income and $4,457,128 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2025 were $1,546,662,404 and $1,646,610,630, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the year ended December 31, 2025, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $2,156,097 and $(2,152,749), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2025,

Notes To Financial Statements (continued)

securities, as denoted in the Schedule of Investments, with a value of $1,140,652 were pledged by the Fund, providing $570,326 in collateral value after the required valuation allowance was applied. No cash collateral was held by the Fund at December 31, 2025.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Prior to the adoption of the MDP, the Fund issued shares in payment of the fourth quarter distribution, by shareholder election, at the average market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2025 and 2024 were as follows:
	Shares		Amount
	2025	2024	2025	2024
Shares issued in payment of distributions (at a weighted average discount from net asset value of 4.8% and 8.0%, respectively)	4,949,143	5,939,511	$106,485,201	$123,709,797
Shares purchased in tender offer (at a weighted average discount from net asset value of 2.0% in 2024)	—	(12,405,174)	—	(278,744,260)
Net change	4,949,143	(6,465,663)	$106,485,201	$(155,034,463)
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2025, the Fund recorded matching contributions of  $437,987 and a liability, representing the 2025 discretionary contribution, of $320,802.

Notes To Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2025.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the year ended December 31, 2025 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2024	13,480	$14.38
Reinvested dividend equivalents	740	21.36
Issued	(2,989)	16.45
Balance at December 31, 2025	11,231	$14.29
At December 31, 2025, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2025 was $64,831.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2025 to officers and directors amounted to $6,862,270, of which $435,081 was paid to non-employee directors. These amounts represent the taxable income, including $64,831 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2025, $4,435,258 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2025, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes To Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2033. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $380,728.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance
Net asset value, beginning of year	$22.64	$20.56	$17.38	$22.50	$20.06
Net investment income	0.15	0.16	0.17	0.19	0.17
Net realized gain (loss) and change in unrealized appreciation	3.83	4.46	4.40	(4.18)	5.42
Total from operations	3.98	4.62	4.57	(3.99)	5.59
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.15)	(0.18)	(0.20)
Net realized gain	(1.69)	(2.33)	(1.15)	(0.89)	(2.78)
Total distributions	(1.85)	(2.50)	(1.30)	(1.07)	(2.98)
Capital share repurchases (note 5)	—	0.05	—	—	—
Reinvestment of distributions (note 5)	(0.05)	(0.09)	(0.09)	(0.06)	(0.17)
Total capital share transactions	(0.05)	(0.04)	(0.09)	(0.06)	(0.17)
Net asset value, end of year	$24.72	$22.64	$20.56	$17.38	$22.50
Market price, end of year	$23.32	$20.20	$17.71	$14.54	$19.41

Total Investment Return (a)
Based on market price	25.7%	28.1%	31.2%	-19.8%	29.9%
Based on net asset value	18.9%	23.6%	27.5%	-17.3%	29.8%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$3,029	$2,663	$2,550	$2,101	$2,653
Ratio of expenses to average net assets	0.49%	0.56%	0.61%	0.54%	0.56%
Ratio of net investment income to average net assets	0.68%	0.70%	0.90%	0.98%	0.77%
Portfolio turnover	55.6%	61.4%	63.6%	67.7%	64.4%
Number of shares outstanding at end of year (in 000’s)	122,535	117,586	124,052	120,900	117,872

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2025
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 10.5%
Alphabet Inc. Class A	535,500	$167,611,500
Meta Platforms, Inc. Class A	114,600	75,646,314
Netflix, Inc. (b)	221,220	20,741,587
Take-Two Interactive Software, Inc. (b)	53,200	13,620,796
TKO Group Holdings, Inc. Class A	88,500	18,496,500
T-Mobile US, Inc.	100,300	20,364,912
		316,481,609
Consumer Discretionary — 10.2%
Amazon.com, Inc. (b)	549,500	126,835,590
Booking Holdings Inc.	5,500	29,454,315
Home Depot, Inc.	79,000	27,183,900
McDonald’s Corporation	74,400	22,738,872
O’Reilly Automotive, Inc. (b)	211,600	19,300,036
Tesla, Inc. (b)	121,800	54,775,896
Uber Technologies, Inc. (b)	342,600	27,993,846
		308,282,455
Consumer Staples — 4.8%
Coca-Cola Company	144,000	10,067,040
Costco Wholesale Corporation	13,700	11,814,058
Dollar General Corporation	138,400	18,375,368
Lamb Weston Holdings, Inc.	185,400	7,766,406
PepsiCo, Inc. (c)	38,576	5,536,428
Philip Morris International Inc.	205,435	32,951,774
Post Holdings, Inc. (b)	105,300	10,429,965
Procter & Gamble Company	70,249	10,067,384
Walmart Inc.	347,643	38,730,907
		145,739,330
Energy — 3.2%
Adams Natural Resources Fund, Inc. (d)(h)	2,572,684	55,930,158
Baker Hughes Company	309,400	14,090,076
Chevron Corporation	170,527	25,990,020
		96,010,254

Schedule of Investments (continued)

December 31, 2025
	Shares	Value (a)
Financials — 13.4%
American International Group, Inc.	255,000	$21,815,250
Bank of America Corp.	895,968	49,278,240
Berkshire Hathaway Inc. Class B (b)	83,843	42,143,684
Capital One Financial Corporation	157,670	38,212,901
Charles Schwab Corp.	237,000	23,678,670
Coinbase Global, Inc. Class A (b)	16,000	3,618,240
Goldman Sachs Group, Inc.	42,000	36,918,000
JPMorgan Chase & Co.	206,863	66,655,396
M&T Bank Corporation	97,600	19,664,448
Mastercard Incorporated Class A	46,162	26,352,963
Moody’s Corporation	42,600	21,762,210
T. Rowe Price Group, Inc.	154,800	15,848,424
Visa Inc. Class A	113,261	39,721,765
		405,670,191
Health Care — 9.6%
AbbVie, Inc.	187,700	42,887,573
Biogen Inc. (b)	44,300	7,796,357
Cencora, Inc.	77,100	26,040,525
CVS Health Corporation	351,300	27,879,168
Eli Lilly and Company	51,368	55,204,162
Gilead Sciences, Inc.	177,100	21,737,254
Johnson & Johnson	102,800	21,274,460
Medtronic plc	192,900	18,529,974
Merck & Co., Inc.	308,800	32,504,288
State Street Health Care Select Sector SPDR ETF	133,200	20,619,360
UnitedHealth Group Incorporated	50,800	16,769,588
		291,242,709
Industrials — 7.8%
EMCOR Group, Inc.	28,000	17,130,120
FedEx Corporation	65,500	18,920,330
GE Aerospace	145,000	44,664,350
GE Vernova Inc.	45,900	29,998,863
Johnson Controls International plc	199,000	23,830,250
L3Harris Technologies, Inc.	65,400	19,199,478
Lincoln Electric Holdings, Inc.	99,700	23,892,108
Parker-Hannifin Corporation	28,600	25,138,256
Republic Services, Inc.	68,500	14,517,205
Rockwell Automation, Inc.	48,900	19,025,523
		236,316,483

Schedule of Investments (continued)

December 31, 2025
	Shares	Value (a)
Information Technology — 34.1%
Advanced Micro Devices, Inc. (b)	128,000	$27,412,480
Analog Devices, Inc.	79,000	21,424,800
Apple Inc. (c)	816,400	221,946,504
AppLovin Corp. Class A (b)	6,400	4,312,448
Arista Networks, Inc. (b)	203,564	26,672,991
Autodesk, Inc. (b)	40,700	12,047,607
Broadcom Inc.	265,200	91,785,720
Cisco Systems, Inc.	374,800	28,870,844
International Business Machines Corporation	87,900	26,036,859
Lam Research Corporation	271,700	46,509,606
Microsoft Corporation (c)	412,100	199,299,802
NVIDIA Corporation	1,278,600	238,458,900
Oracle Corporation	84,700	16,508,877
Palantir Technologies Inc. Class A (b)	56,900	10,113,975
Palo Alto Networks, Inc. (b)	116,200	21,404,040
Salesforce, Inc.	65,700	17,404,587
Snowflake, Inc. (b)	68,200	14,960,352
State Street Technology Select Sector SPDR ETF	62,800	9,041,316
		1,034,211,708
Materials — 1.6%
Crown Holdings, Inc.	144,400	14,868,868
Ecolab Inc.	72,200	18,953,944
Freeport-McMoRan, Inc.	301,700	15,323,343
		49,146,155
Real Estate — 1.9%
AvalonBay Communities, Inc.	57,600	10,443,456
CBRE Group, Inc. Class A (b)	94,400	15,178,576
Prologis, Inc.	158,800	20,272,408
VICI Properties Inc.	421,600	11,855,392
		57,749,832

Schedule of Investments (continued)

December 31, 2025
	Shares	Value (a)
Utilities — 2.2%
Constellation Energy Corporation	29,300	$10,350,811
Duke Energy Corporation	150,000	17,581,500
Entergy Corporation	206,600	19,096,038
NextEra Energy, Inc.	163,300	13,109,724
Vistra Corp.	37,400	6,033,742
		66,171,815
Total Common Stocks
(Cost $1,430,891,408)		3,007,022,541
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(e)(h)
(Cost $150,000)		466,000
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Federated Hermes Institutional Prime Obligations Fund, Institutional Class, 3.82% (f)	3,798,161	3,800,060
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.77% (f)	19,896,680	19,902,649
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.63% (f)	893,516	893,516
Total Short-Term Investments
(Cost $24,592,235)		24,596,225
Total — 100.1%
(Cost $1,455,633,643)		3,032,084,766
Other Assets Less Liabilities — (0.1)%		(3,442,210)
Net Assets — 100.0%		$3,028,642,556

Schedule of Investments (continued)

December 31, 2025
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Principal Financial Group, Inc. (171,600 shares)	1/12/2027	$15,166,763	$—	$(71,163)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	State Street Financial Select Sector SPDR ETF (283,400 shares)	1/12/2027	(15,095,358)	—	(449,104)
Gross unrealized gain (loss) on open total return swap agreements					$—	$(520,267)
Net unrealized loss on open total return swap agreements (g)						$(520,267)

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
A portion of the position is pledged as collateral for open total return swap agreements.

(d)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(e)
Controlled affiliate valued using fair value procedures.

(f)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(g)
Counterparty for all open total return swap agreements is Morgan Stanley.

(h)
During the year ended December 31, 2025, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)*	2,572,684	3,614,676	1,357,560	66,061	55,930,158
Total		$3,614,676	$1,357,560	$66,061	$56,396,158

*
The Fund elected to receive 231,751 shares (cost basis $4,972,214) in lieu of cash for distributions received in 2025. Cost basis at end of period was $42,428,913.

The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2026
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2025
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
CVS Health Corporation	$27,195,352	0.9%
Merck & Co., Inc.	25,902,515	1.1
Lincoln Electric Holdings, Inc.	23,841,209	0.8
Charles Schwab Corp.	22,513,988	0.8
Johnson Controls International plc	21,771,143	0.8
Gilead Sciences, Inc.	20,940,251	0.7
Moody’s Corporation	20,601,645	0.7
M&T Bank Corporation	19,640,773	0.6
L3Harris Technologies, Inc.	18,294,003	0.6
Prologis, Inc.	18,043,142	0.7
FedEx Corporation	17,877,505	0.6
EMCOR Group, Inc.	17,532,808	0.6
Rockwell Automation, Inc.	17,452,552	0.6
Home Depot, Inc.	17,188,583*	0.9
T. Rowe Price Group, Inc.	16,844,044	0.5

Reductions
Boeing Company	24,309,975	—
CME Group Inc. Class A	22,690,717	—
Deere & Company	22,605,702	—
3M Company	20,882,284	—
Boston Scientific Corporation	20,845,174	—
Thermo Fisher Scientific Inc.	18,840,173	—
American Tower Corporation	18,576,367	—
RTX Corporation	17,699,173	—
Progressive Corporation	16,445,612	—
Carrier Global Corporation	15,661,412	—
Vertex Pharmaceuticals Incorporated	15,146,123	—

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2016	$1,513,498	99,437	$15.22	$12.71	$.18	$.81	$—	$.99	7.8%
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1
2024	2,662,524	117,586	22.64	20.20	.17	2.33	—	2.50	10.9
2025	3,028,643	122,535	24.72	23.32	.16	1.69	—	1.85	8.1

*
Beginning in 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed diversified large-cap U.S. equity fund that seeks to outperform the S&P 500 and invests at least 80% of its assets in highly liquid S&P 500 stocks. It has broad flexibility in the selection of stocks, but maintains a “sector neutral” approach, meaning that the Fund’s investments by sector approximate the S&P 500 sector percentages.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
Up to 25% of assets may be invested in any one industry.

•
Up to 20% of assets may be invested in commodities (other than physical commodities), including swaps.

•
Up to 5% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Policy
In May 2024, the Fund adopted a managed distribution policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024. The commitment is not a guarantee and may be changed by the Board should market or other conditions warrant.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.

Other Information  (continued)

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call 877-260-8188, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Privacy Policy
In order to conduct its business, the Fund, through Computershare, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our Fund. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2025 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
Direct Stock Purchase Plan
The Fund offers a direct stock purchase plan (“Plan”) sponsored and administered by Computershare. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying and selling Fund shares. A brochure which further details the benefits and features of the Plan as well as an enrollment form may be obtained by visiting www.computershare.com/investor or by contacting Computershare at 877-260-8188 (or 1-781-575-2879 if outside the U.S. or Canada).

Other Information  (continued)

(unaudited)
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Share Purchases:
Initial Enrollment no fee
Optional Cash Investments $5.00 transaction fee plus $0.05 per share*
Automatic Checking or Savings Account Deduction $2.50 per investment plus $0.05 per share*
Funds will be withdrawn on the 10th of each month, or the next business day if the 10th is not a business day.
Fees will be deducted from the purchase amount.
Returned check and rejected ACH debit fee is $35.00.
Distributions received in newly issued shares of Common Stock are free and commission-free.
Sale of Shares:
Service Fee $25.00 plus $0.12 per share*
Sale requests processed over the telephone by a a customer service representative will incur an additional $15.00 transaction fee.
Fees are deducted from the proceeds derived from the sale.
* All per share fees include any brokerage commissions Computershare is required to pay.

Initial minimum investment (non-holders) $250
Alternatively, you may authorize a minimum of five (5) monthly automatic deductions of  $50 each from your bank account to fund your initial investment.
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year $250,000
Mailing Address:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940‑3078
Website: www.computershare.com/investor
E‑mail: web.queries@computershare.com

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Kenneth J. Dale (69) 2008 Chair of the Board Class II, Term expires 2026	Retired Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (73) 2006 Class III, Term expires 2027	Private Investor	Two
Mary Chris Jammet (58) 2020 Class II, Term expires 2026	Principal Bristol Partners LLC	Two	Western Alliance Bancorporation
Lauriann C. Kloppenburg (65) 2017 Class I, Term expires 2028	Former Executive in Residence Champlain College Adviser to investment foundations and trusts	Two	Transamerica Funds (3 registrants)
Jane Musser Nelson (67) 2021 Class III, Term expires 2027	Adviser to investment firms, foundations, and trusts	Two	Blue Owl Alternative Credit Fund
Interested Director
James P. Haynie (63) 2023 Class I, Term expires 2028	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc.	Two
The address for each Director is the Fund’s office. Mr. Haynie is an interested person because he serves as the Fund’s Chief Executive Officer.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
James P. Haynie, CFA (63) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); President of Adams Natural Resources Fund, Inc. (prior to 2025); Executive Vice President of the Fund (prior to 2023)
D. Cotton Swindell, CFA (62) 2002	President (since 2023); Executive Vice President (prior to 2023)
Brian S. Hook, CFA, CPA (56) 2008
Vice President and Chief Financial Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Vice President, Chief Financial Officer, and Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)

Janis F. Kerns (62) 2018	Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc.
Gregory W. Buckley (55) 2013	Vice President – Research of the Fund; President of Adams Natural Resources Fund, Inc. (since 2025); Executive Vice President of Adams Natural Resources Fund, Inc. (2023 to 2025); Vice President – Research of Adams Natural Resources Fund, Inc. (prior to 2023)
Xuying Chang, CFA (49) 2014	Vice President – Research
Michael A. Kijesky, CFA (55) 2009	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (66) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (54) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (50) 2015	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
William H. Reinhardt, CFA (42) 2023	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc. (since 2024); Senior Research Analyst of the Fund (2023); Senior Equity Analyst, Monarch Partners (prior to 2023)
Christine M. Sloan, CPA (53) 1999	Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940‑3078 (877) 260‑8188 Website: www.computershare.com/us E‑mail: info@computershare.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

 Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2025 and 2024 were $134,518 and $128,112, respectively.

(b) Audit-Related Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for additional cybersecurity audit procedures was $12,300 in 2025. There were no audit-related fees in 2024.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2025 and 2024 were $16,816 and $16,015, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2025 and 2024 were $1,696 and $1,696, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP pursuant to paragraphs (b) through (d) for the registrant in 2025 and 2024 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2025 and 2024 were $18,512 and $17,711, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

(i) Not applicable.

(j) Not applicable.

 Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we generally vote against operating company proposals to create a staggered board of directors. We support closed-end fund proposals to create a staggered board of directors. In conformance with these principals, for operating companies in the portfolio, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, James P. Haynie, Chief Executive Officer, and D. Cotton Swindell, President, comprise the two-person portfolio management team for the registrant. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015, and Executive Vice President until April 20, 2023. D. Cotton Swindell has been a member of the portfolio management team since January 21, 2015, serving as Executive Vice President until April 20, 2023. Prior thereto, Mr. Swindell served as Vice President - Research beginning in 2004, and as a research analyst beginning in 2002. Mr. Haynie is the lead member of the portfolio management team. Messrs. Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2025, Mr. Haynie also serves on the portfolio management team as Chief Executive Officer for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $662,418,619. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2025, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised primarily of independent director members of the Board of Directors ("Committee"). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio manager receives from PEO is the same as that for the registrant with the exception that the portfolio manager's incentive compensation is based on a comparison with the performance of a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2025, Messrs. Haynie and Swindell each beneficially owned equity securities in the registrant valued over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/25-1/31/25	0	$--	0	4,828,818
2/1/25-2/28/25	0	--	0	4,828,818
3/1/25-3/31/25	0	--	0	4,828,818
4/1/25-4/30/25	0	--	0	4,828,818
5/1/25-5/31/25	0	--	0	4,828,818
6/1/25-6/30/25	0	--	0	4,828,818
7/1/25-7/31/25	0	--	0	4,828,818
8/1/25-8/31/25	0	--	0	4,828,818
9/1/25-9/30/25	0	--	0	4,828,818
10/1/25-10/31/25	0	--	0	4,828,818
11/1/25-11/30/25	0	--	0	4,828,818
12/1/25-12/31/25	0	--	0	4,828,818
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the registrant announced an enhanced discount management and liquidity program whereby the registrant will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the registrant will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $275,754.

(2)	Rebates paid to borrowers were $206,937, fees deducted from a pooled cash collateral reinvestment product were $1,505, and revenue generated by the securities lending program paid to the securities lending agent was $20,191.

(3)	The aggregate fees related to securities lending activities were $228,633.

(4)	Net income from securities lending activities was $47,121.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Not applicable.

	(3)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(4)	Not applicable.

	(5)	Not applicable.

(b) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 20, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 20, 2026

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	February 20, 2026